RULE 497 (E)
                                                033-61122, 033-02460, 033-74092,
                                               333-40309, 333-124048, 333-53836,
                                                           333-90737, 333-112217

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT J

                       SUPPLEMENT DATED DECEMBER 15, 2006
                                       TO
                          PROSPECTUS DATED MAY 1, 2006


         Effective immediately, except as described in the next sentence, the subaccounts investing in the Pioneer Europe VCT Portfolio are no longer being offered for sale. Jefferson National Life Insurance Company ("Jefferson National") has learned that the Board of Trustees of the Pioneer Variable Trust intends to merge the Pioneer Europe VCT Portfolio into the Pioneer International Value VCT Portfolio on or about December 15, 2006.

         In addition, the Europe VCT Portfolio will be deleted, wherever listed, from any instructions you have given us regarding your premium allocation, dollar cost averaging, automatic rebalancing, or systematic withdrawals, and we will reassign the percentages previously assigned to the Europe VCT Portfolio to the International Value VCT Portfolio. If you want us to treat your allocations differently, please call the Administrative Office at 866-667-0561.

         On or about December 15, 2006, Jefferson National will purchase shares of the Pioneer International Value VCT Portfolio with the proceeds it receives from the liquidation of the Europe VCT Portfolio.

         The investment objective and policies of the International Value VCT Portfolio are summarized below. Contract owners and prospective purchasers should carefully read the portfolio's prospectus.

         The PIONEER INTERNATIONAL VALUE VCT PORTFOLIO seeks long-term growth of capital. Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers.

         The current 7 day holding period for the PIONEER EUROPE VCT PORTFOLIO will be waived on all out-going transfers.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2006 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.











JNL-PROS-S-1206